P R O S P E C T U S

                                                                    SMITH BARNEY
                                                                         Managed
                                                                      Municipals
                                                                            Fund
                                                                            Inc.

                                                              JUNE 26, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


LOGO  SMITH BARNEY MUTUAL FUNDS
      INVESTING FOR YOUR FUTURE
      EVERYDAY.

PROSPECTUS
                                                             JUNE 26, 1998

Smith Barney
Managed Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Managed Municipals Fund Inc. (the "Fund") is a diversified municipal bond fund that seeks to maximize current interest income exempt from Federal income taxes to the extent consistent with prudent investment manage-ment and preservation of capital.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information (the "SAI") dated June 26, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   14
-------------------------------------------------
MUNICIPAL BONDS                                20
-------------------------------------------------
VALUATION OF SHARES                            21
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             21
-------------------------------------------------
PURCHASE OF SHARES                             23
-------------------------------------------------
EXCHANGE PRIVILEGE                             30
-------------------------------------------------
REDEMPTION OF SHARES                           33
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           35
-------------------------------------------------
PERFORMANCE                                    35
-------------------------------------------------
MANAGEMENT OF THE FUND                         36
-------------------------------------------------
DISTRIBUTOR                                    38
-------------------------------------------------
ADDITIONAL INFORMATION                         39
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in any such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management invest-ment company whose investment objective is to maximize current interest income which is excluded from gross income for regular Federal income tax purposes to the extent consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective by investing in a profession-ally managed portfolio consisting principally of intermediate- and long-term municipal securities issued by state or municipal governments and by public authorities ("Municipal Bonds"). Intermediate- and long-term municipal securi-ties have remaining maturities at the time of purchase of between three to in excess of twenty years. Under normal market conditions, the Fund will invest at least 80% of its total assets in such obligations. See "Investment Objec-tive and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distribu-tions ("Class B Dividend Shares") will be converted at that time. See "Pur-chase of Shares--Deferred Sales Charge Alternatives."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are sub-ject to higher distribution fees than Class A shares, are suitable for invest-ors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undertermined time frame.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price would be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares held in certain funds spon-sored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eli-gible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling the different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment require-ment for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Sys-tematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp., (formerly known as Smith Barney Mutual Funds Management Inc.) ("MMC" or the "Adviser") serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which, in turn, is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annual-ly. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. The Fund has the right to invest, with-out limit, in "private activity bonds," the income from which may be taxable as a specific preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distribu-tions and Taxes." The Fund generally will invest at least 80% of its assets in investment grade securities and may invest the remainder of its assets in securi-ties rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or have an equivalent rating by any nationally recognized statistical rating organization ("NRSRO") or in unrated obligations deemed by the Adviser to be of comparable quality. Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. There are risks connected with the use of certain portfolio strategies by the Fund, such as the use of when-issued securities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, and municipal leases. See "Investment Objective and Management Policies--Cer-tain Portfolio Strategies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based upon the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operat-ing expenses for its most recent fiscal year:

  SMITH BARNEY
  MANAGED MUNICIPALS FUND INC.                 CLASS A CLASS B CLASS L CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)       4.00%   None    1.00%   None
    Maximum CDSC
      (as a percentage of original cost or
      redemption proceeds, whichever is
      lower)                                    None*   4.50%   1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                             0.48%   0.48%   0.48%   0.48%
    12b-1 fees**                                0.15    0.65    0.70    None
    Other expenses                              0.05    0.07    0.07    0.04
------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                      0.68%   1.20%   1.25%   0.52%
------------------------------------------------------------------------------

 * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  Class A shares of the Fund purchased through the Smith Barney AssetOne Pro-gram will be subject to an annual asset based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% serv-ice fee. With respect to Class L shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SMITH BARNEY
  MANAGED MUNICIPALS FUND INC.                1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A                                    $47     $61     $76     $121
    Class B                                     57      68      76      131
    Class L                                     33      49      77      158
    Class Y                                      5      17      29       65
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A                                    $47     $61     $76     $121
    Class B                                     12      38      66      131
    Class L                                     23      49      77      158
    Class Y                                      5      17      29       65
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for three years ended February 28, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated February 28, 1998. The information for fiscal years ended February 28, 1989 through February 28, 1995 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report to Shareholders, which is incorporated by reference into the SAI.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND
INC.(1)                         1998    1997    1996    1995   1994**  1993*
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                           $15.61  $16.20  $15.47  $16.13  $16.71  $15.62
------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income            0.79    0.88    0.91    0.95    0.90    1.00
Net realized and unrealized
 gain/(loss)                     1.06   (0.18)   0.80   (0.37)   0.30    1.64
------------------------------------------------------------------------------
Total Income From Operations     1.85    0.70    1.71    0.58    1.20    2.64
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income           (0.79)  (0.91)  (0.90)  (0.95)  (0.88)  (1.00)
Net realized gains              (0.48)  (0.38)  (0.08)  (0.29)  (0.90)  (0.52)
Capital                           --      --      --      --      --    (0.03)
------------------------------------------------------------------------------
Total Distributions             (1.27)  (1.29)  (0.98)  (1.24)  (1.78)  (1.55)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR   $16.19  $15.61  $16.20  $15.47  $16.13  $16.71
------------------------------------------------------------------------------
TOTAL RETURN                    12.30%   4.51%  11.34%   4.11%   7.41%  17.92%
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)                    $2,367  $2,000  $1,892  $1,772  $1,847  $1,795
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                         0.68%   0.68%   0.70%   0.71%   0.72%   0.64%
Net investment income            4.98    5.60    5.47    6.25    5.43    6.30
------------------------------------------------------------------------------
Portfolio Turnover Rate           110%    103%     80%    100%    131%    206%
------------------------------------------------------------------------------

 * On November 6, 1992, the Fund commenced selling Class B shares. Shares issued prior to November 6, 1992 were designated Class A shares.
** Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND INC.(1)           1992    1991    1990    1989
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $14.98  $15.00  $14.83  $15.05
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income                      1.05    1.06    1.12    1.11
Net realized and unrealized gain/(loss)    0.66    0.04    0.15   (0.06)
------------------------------------------------------------------------
Total Income From Operations               1.71    1.10    1.27    1.05
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                     (1.05)  (1.09)  (1.10)  (1.11)
Net realized gains                          --      --      --    (0.16)
Capital                                   (0.02)  (0.03)    --      --
------------------------------------------------------------------------
Total Distributions                       (1.07)  (1.12)  (1.10)  (1.27)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $15.62  $14.98  $15.00  $14.83
------------------------------------------------------------------------
TOTAL RETURN                              11.79%   7.65%   8.78%   7.31%
------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)       $1,598  $1,461  $1,478  $1,520
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                   0.59%   0.58%   0.58%   0.66%
Net investment income                      6.83    7.15    7.43    7.48
------------------------------------------------------------------------
Portfolio Turnover Rate                     173%     83%    115%     37%
------------------------------------------------------------------------

(1) Table continued from p. 9.

FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND
INC.(1)                       1998    1997    1996    1995   1994 (2) 1993 (3)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                      $15.60  $16.20  $15.47  $16.13  $16.71   $15.81
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income          0.72    0.79    0.82    0.86    0.81     0.32
Net realized and unrealized
  gain/(loss)                  1.06   (0.18)   0.81   (0.37)   0.31     1.42
-------------------------------------------------------------------------------
Total Income From
Operations                     1.78    0.61    1.63    0.49    1.12     1.74
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income         (0.71)  (0.83)  (0.82)  (0.86)  (0.80)   (0.31)
Net realized gains            (0.48)  (0.38)  (0.08)  (0.29)  (0.90)   (0.52)
Capital                         --      --      --      --      --     (0.01)
-------------------------------------------------------------------------------
Total Distributions           (1.19)  (1.21)  (0.90)  (1.15)  (1.70)   (0.84)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                         $16.19  $15.60  $16.20  $15.47  $16.13   $16.71
-------------------------------------------------------------------------------
TOTAL RETURN                  11.81%   3.92%  10.78%   3.54%   6.86%   11.26%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (IN
MILLIONS)                    $1,125  $  905  $  730  $  515  $  350      $61
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                       1.20%   1.19%   1.22%   1.23%   1.25%    1.24%+
Net investment income          4.46    5.09    4.94    5.73    4.90     5.70+
-------------------------------------------------------------------------------
Portfolio Turnover Rate         110%    103%     80%    100%    131%     206%
-------------------------------------------------------------------------------

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from November 6, 1992 (inception date) to February 28, 1993. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized

FOR A CLASS L SHARE OUTSTANDING THROUGHOUT EACH YEAR(1):

SMITH BARNEY
MANAGED MUNICIPALS FUND INC.             1998(2)    1997     1996    1995(3)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $15.60   $16.20   $15.47  $14.30
------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income                        0.70     0.79     0.82    0.27
Net realized and unrealized gain/(loss)      1.06    (0.18)    0.81    1.46*
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Total Income From Operations                 1.76     0.61     1.63    1.73
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                       (0.70)   (0.83)   (0.82)  (0.27)
Net realized gains                          (0.48)   (0.38)   (0.08)  (0.29)
------------------------------------------------------------------------------
Total Distributions                         (1.18)   (1.21)   (0.90)  (0.56)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $16.18   $15.60   $16.20  $15.47
------------------------------------------------------------------------------
TOTAL RETURN                                11.69%    3.88%   10.76%  12.36%++
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (IN 000'S)       $126,766  $72,597  $33,411  $5,395
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                     1.25%    1.24%    1.27%   1.29%+
Net investment income                        4.38     5.04     4.86    5.67+
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Portfolio Turnover Rate                       110%     103%      80%    100%
------------------------------------------------------------------------------

(1) Effective June 12, 1998 the former Class C shares were renamed Class L shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from November 9, 1994 (inception date) to February 28, 1995.

 * The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 +  Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.

FOR A CLASS Y SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND INC.        1998(2)  1997(2)   1996(1)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  $ 15.60  $16.20    $15.63
----------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income                  0.82    0.90      0.85
Net realized and unrealized gain       1.07   (0.18)     0.65
----------------------------------------------------------------
Total Income From Operations           1.89    0.72      1.50
----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.82)  (0.94)    (0.85)
Net realized gains                    (0.48)  (0.38)    (0.08)
----------------------------------------------------------------
Total Distributions                   (1.30)  (1.32)    (0.93)
----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $16.19  $15.60    $16.20
----------------------------------------------------------------
TOTAL RETURN                          12.56%   4.59%     9.84%++
----------------------------------------------------------------
NET ASSETS, END OF YEAR (IN 000'S)  $11,893  $5,350   $12,314
----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                               0.52%   0.52%     0.57%+
Net investment income                  5.06    5.76      5.62+
----------------------------------------------------------------
Portfolio Turnover Rate                 110%    103%       80%
----------------------------------------------------------------

(1) For the period from April 4, 1995 (inception date) to February 29, 1996.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.
 +  Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Fund seeks to maximize current interest income exempt from Federal income taxes to the extent consistent with prudent investment management and the pres-ervation of capital by investing in a professionally managed, diversified port-folio consisting of municipal securities that pay interest which is excluded from gross income for regular Federal income tax purposes and that are issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, generally known as "Municipal Bonds." This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There is no guarantee that the Fund's investment objective will be achieved.

  The Fund will operate subject to a fundamental investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Bonds. For temporary defensive purposes, the Fund may invest without limit in "Temporary Investments" as described below. The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term obliga-tions; that is, obligations with remaining maturities at the time of purchase of between three to in excess of twenty years.

  The Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the Adviser to be of comparable quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P, or the equivalent rating by any NRSRO or deemed by the Adviser to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and sub-jective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and inter-est and general economic trends.

  The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises. While the market values of low-rated and comparable unrated securities tend to react less to fluc-tuations in interest rate levels than the market values of higher-rated securi-ties, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic condi-tions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obliga-tions, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and fre-quently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio hold-ings.

  While the market for municipal securities is considered to be generally ade-quate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate mar-ket quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding securi-ty, thus resulting in a decreased return to the Fund.

  A description of the rating systems of Moody's and S&P is contained in the SAI.

  The Fund may invest without limit in "municipal leases," which are obliga-tions issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for Federal income tax purposes. Although lease obligations do not constitute general obli-gations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obliga-tion. However, certain lease obligations contain

"non-appropriation" clauses which provide that the municipality has no obliga-tion to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the per-centage of the Fund's assets that may be invested in municipal lease obliga-tions. In evaluating municipal lease obligations, the Adviser will consider such factors as it deems appropriate which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essen-tial by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

  The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for pur-poses of the Federal individual and corporate alternative minimum taxes. Indi-vidual and corporate shareholders may be subject to a Federal alternative mini-mum tax to the extent that the Fund's dividends are derived from interest on these bonds. Dividends derived from interest income on all Municipal Bonds are a component of the "current earnings" adjustment item for purposes of the Fed-eral corporate alternative minimum tax.

  The Fund may also invest in zero coupon bonds. Such bonds carry an additional risk that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such bonds is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

  The Fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial diffi-culties. In addition, the Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instru-ments which are not readily marketable. The Fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount bor-rowed) to meet anticipated redemptions and to pledge its assets to the same extent in connection with such borrowings.

  Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.

 CERTAIN PORTFOLIO STRATEGIES
  In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies.

  When-Issued Securities.New issues of Municipal Bonds frequently are offered on a when-issued basis, which means that delivery and payment for such securi-ties normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commit-ment. As a result, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the instruments actually are delivered to the buyers. In addition, during the period before delivery and payment, there is no accrual of interest and there may be fluctua-tions in the price of the securities. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase such Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell the securities before the settlement date if it is deemed advisable.

  Temporary Investments.Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable Municipal Bonds are unavailable, the Fund may take a temporary defensive pos-ture and invest without limitation in Temporary Investments. Securities eligi-ble for short-term investment by the Fund are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or the equivalent rating by any NRSRO or, if not rat-ed, having an issue of outstanding Municipal Bonds rated within the three high-est grades of Moody's or S&P or the equivalent rating by any NRSRO, and certain taxable short-term instruments having quality characteristics comparable to those for Municipal Bonds. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective. Since its commencement of opera-tions, the Fund has not found it necessary to make taxable Temporary Invest-ments, and it is not expected that such action will be necessary.

  Financial Futures and Options Transactions.To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, the Fund may enter into financial futures con-tracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by the Adviser to correlate with the prices of the Municipal Bonds owned or to be purchased by the Fund.

  In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation mar-gin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

  A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the pur-chaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund.

  Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on finan-cial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account con-sisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The Fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company that are described below under "Dividends, Distributions and Taxes."

  Although the Fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any partic-ular time. If closing a futures position in anticipation of adverse price move-ments is not possible, the Fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the Fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the Fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures con-tract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

  If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

  Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney, the Fund's distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

MUNICIPAL BONDS


  The term "Municipal Bonds" generally is understood to include debt obliga-tions issued to obtain funds for various public purposes, the interest on which qualifies, in the opinion of bond counsel to the issuer, as excluded from gross income for Federal income tax purposes. In addition, Municipal Bonds may include "private activity bonds" if the proceeds from such bonds are used for the construction, equipment, repair or improvement of privately operated indus-trial or commercial facilities, and the interest paid on such bonds may be excluded from gross income for Federal income tax purposes. Current Federal tax laws place substantial limitations on the aggregate amount of such bonds that any given state may issue.

 CLASSIFICATIONS
  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a par-ticular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipali-ty. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

  When, in the judgment of the pricing service, quoted bid prices for invest-ments are readily available and are representative of the bid side of the mar-ket, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by refer-ence to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relation-ships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amor-tized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instru-ment. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Fund's Board of Directors. Further information regarding the Fund's valuation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS


  The Fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annual-ly. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

  The per share amounts of the exempt-interest dividends on Class B and Class
L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Clas-ses of Fund shares (A, B, L and Y).

 TAXATION

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders. Please refer to the SAI for further discus-sion. In addition to the considerations described below and in the SAI, there may be other federal, state, local or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to con-sult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated invest-ment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders. The Fund also intends to satisfy condi-tions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

  Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjust-ment items for purposes of the Federal corporate alternative minimum tax. In addition to the alternative minimum tax, corporate shareholders must include this percentage as a component in the corporate environmental tax computation. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facili-ties financed by these bonds.

  Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be sub-ject to federal income tax.

  The interest expense incurred by a shareholder on borrowing made to purchase, or carry Fund shares, are not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

  Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and, all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of bonds held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

  Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposi-tion. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification num-ber (social security or employer identification number). Withholding from tax-able dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

PURCHASE OF SHARES

 GENERAL

  The Fund currently offers four Classes of shares. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an ini-tial sales charge but are subject to a CDSC payable upon certain redemptions. Class L shares are sold to investors with an initial sales charge and are sub-ject to a CDSC payable upon certain redemptions. Class Y shares are sold with-out an initial sales charge or a CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum pur-chase amount). Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge. See "Prospectus Summary-- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, with an Introducing Broker or with an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent") are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Sub-sequent investments of at least $50 may be made for all Classes. For sharehold-ers purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment require-ment for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment require-ments for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT spon-sored by Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN
  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis, to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The System-atic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Smith Barney Financial Con-sultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                              SALES CHARGE
                            SALES CHARGE        AS % OF             DEALERS
                              AS % OF            AMOUNT        REALLOWANCE AS %
  AMOUNT OF INVESTMENT     OFFERING PRICE       INVESTED       OF OFFERING PRICE
 -------------------------------------------------------------------------------
  Less than $25,000             4.00%             4.17%              3.60%
  $25,000--$49,999              3.50              3.63               3.15
  $50,000--$99,999              3.00              3.09               2.70
  $100,000--$249,999            2.50              2.56               2.25
  $250,000--$499,999            1.50              1.52               1.35
  $500,000 and over              *                 *                   *
 -------------------------------------------------------------------------------

 * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS--CLASS A SHARES

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to (i) Board Members and employees of Travelers and its subsidiaries and of any of the Smith Barney Mutual Funds (including retired Board Members and employees); the imme-diate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the security will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combi-nation of such company with the Fund by merger, acquisition of assets or oth-erwise; (c) purchases of Class A shares by any client of a newly employed
Smith Barney Financial Consultant (for a period up to 90 days from the com-mencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Con-sultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts man-aged by registered investment advisory subsidiaries of Travelers; (f) pur-chases by separate accounts used to fund certain unregistered variable annuity contracts; (g) investments of distributions from a UIT sponsored by Smith Bar-ney; and (h) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION
  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient informa-tion at the time of purchase to permit verification that the purchase quali-fies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares pur-chased thereafter.

 GROUP PURCHASES
  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligi-ble for such reduced sales charges or to purchase at net asset value, all pur-chases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individ-ual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which
(a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of dis-tributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discre-tion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges actually paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are : (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class L and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggre-gated and deemed to have been made on the last day of the preceding Smith Bar-ney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC
  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are sub-ject to the other requirements of the fund into which exchanges are made.

 FUND NAME
 Growth Funds

    Concert Peachtree Growth Fund

    Concert Social Awareness Fund

    Smith Barney Aggressive Growth Fund Inc.

    Smith Barney Appreciation Fund Inc.

    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund

    Smith Barney Convertible Fund

    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Funds, Inc.--Large Cap Value Fund

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund

    Smith Barney Natural Resources Fund Inc.

    Smith Barney Premium Total Return Fund

    Smith Barney Small Cap Blend Fund, Inc.

    Smith Barney Special Equities Fund


 Taxable Fixed-Income Funds
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    ++Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Fund

    Smith Barney Funds, Inc.--U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.

    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    *Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio
    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

  Global--International Funds

    Smith Barney Hansberger Global Small Cap Value Fund

    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Global Portfolio Smith Barney Concert Allocation Series Inc.--Growth Portfolio Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds

     +Smith Barney Exchange Reserve Fund
    ++Smith Barney Money Funds, Inc.--Cash Portfolio
    ++Smith Barney Money Funds, Inc.--Government Portfolio
    ***Smith Barney Money Funds, Inc.--Retirement Portfolio
    ++Smith Barney Municipal Money Market Fund, Inc.
    ++Smith Barney Muni Funds--California Money Market Portfolio
    ++Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------

   *Available for exchange with Class A, Class L and Class Y shares of the Fund.
  **Available for exchange with Class A and Class B shares of the Fund. ***Available for exchange with Class A shares of the Fund.

   +Available for exchange with Class B and Class L shares of the Fund. ++Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges.In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges.Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges.Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respec-tive Class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege.Although the exchange privilege is an important benefit, excessive exchange transactions can be det-rimental to the Fund's performance and its shareholders. The Adviser may deter-mine that a pattern of frequent exchanges is excessive and contrary to the best interests of its other shareholders. In this event, the Fund may, at its dis-cretion, decide to limit additional purchases and/or exchanges by a sharehold-er. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what consti-tutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption pro-ceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or a dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Managed Municipals Fund Inc.

  Class A, B, L or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature required in connection with a written redemption request in excess of $10,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan insti-tution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guard-ians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM
  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Trans-fer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization form, including a sig-nature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions.Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges.Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registra-tion of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

  Additional Information regarding Telephone Redemption and Exchange Program.Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time fol-lowing at least seven days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to with-drawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the share-holder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their Financial Consultant, Introducing Broker or a dealer in the selling group.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size.) The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD
  From time to time, the Fund may advertise the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income gener-ated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

  The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Divi-dends, Distributions and Taxes."

 TOTAL RETURN

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeem-able value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other financial publications.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS
  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custo-dian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains back-ground information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in 1968 under the laws of Delaware and ren-ders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of May 31, 1998 in excess of $98 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfo-lio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered, the Fund pays the Adviser a fee at the following annual rates of average daily net assets: 0.35% up to $500 million; 0.32% of the next $1 billion; and 0.29% in excess of $1.5 bil-lion. This fee is calculated daily and paid monthly.
For the fiscal year ended February 28, 1998, the Adviser was paid investment advisory fees equal to 0.31% of the value of the average daily net assets of the Fund.

  MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services rendered, the Fund pays MMC a fee at the following annual rates of average daily net assets:
0.20% up to $500 million; 0.18% of the next $1 billion; and 0.16% in excess of $1.5 billion. For the fiscal year ended February 28, 1998, the Fund paid an administration fee of 0.17% of the value of its average daily net assets.

 PORTFOLIO MANAGEMENT

  Joseph P. Deane, an Investment Officer of MMC and a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Fund since November 1, 1988, and is responsible for managing the day-to-day opera-tions of the Fund, including making investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended February 28, 1998 is included in the Annual Report dated February 28, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Con-sultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advi-sory services that it currently receives.

DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automati-cally convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other per-sons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Direc-tors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION

  The Fund was incorporated under the laws of the State of Maryland on Septem-ber 16, 1980, and is registered with the SEC as a diversified, open-end manage-ment investment company.

  Each Class of the Fund's shares represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allow-able exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

  PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consol-idation to apply to their account should contact their Financial Consultants or the Transfer Agent.

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40

                                          SMITH BARNEY


                                          A Member of TravelersGroup [LOGO]






                                       SMITH BARNEY MANAGED MUNICIPALS FUND INC.

                                   388 Greenwich Street New York, New York 10013

                                                               FD 0261 6/98